AXA EQUITABLE LIFE INSURANCE COMPANY
                           1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104

                                EQ ADVISORS TRUST

                     SUPPLEMENT DATED AUGUST 26, 2005 TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005
                                       AND
                              INFORMATION STATEMENT

--------------------------------------------------------------------------------

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

This Supplement updates the above-referenced Prospectus and Statement of Additional Information, as supplemented, of EQ Advisors Trust (the "Trust"). You may obtain an additional copy of the Prospectus or Statement of Additional Information, or the Trust's most recent Annual Report, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-222-2144. In addition, the information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The purpose of this Supplement and Information Statement is to provide you with information about a new investment sub-adviser for the EQ/International Growth Portfolio ("International Portfolio" or "Portfolio").

AXA Equitable Life Insurance Company ("AXA Equitable" or the "Manager") serves as the Investment Manager and Administrator of the Trust. AXA Advisors, LLC and AXA Distributors, LLC serve as the Distributors for the Trust's shares. AXA Equitable and the Distributors are located at 1290 Avenue of the Americas, New York, New York 10104. AXA Equitable, in its capacity as the Manager of the Trust, has received an exemptive order from the Securities and Exchange Commission ("SEC") to permit it and the Trust's Board of Trustees to select and replace investment sub-advisers for the Trust ("Advisers") and to amend the advisory agreements between AXA Equitable and the Advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to approval of the Trust's Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval.

At a regular meeting of the Board of Trustees of the Trust held on July 13, 2005, the Board of Trustees, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the Trust, the Manager, the Advisers or the Distributors ("Independent Trustees"), unanimously approved the Manager's proposal to appoint MFS Investment Management ("MFS" or "New Adviser") to replace SSgA Funds Management, Inc. ("SSgA") as the Adviser to the International Portfolio. The Manager's proposal to replace SSgA was based on its evaluation of SSgA's ability to achieve the International Portfolio's investment objective, SSgA's performance results for the International Portfolio, including its predecessor, and SSgA's stock selection process. The International Portfolio is the successor to another investment company, the Enterprise International Growth Portfolio ("Enterprise Portfolio"), a series of Enterprise Accumulation Trust, which was a separate investment company managed by Enterprise Capital Management, Inc., an affiliate of AXA Equitable. On July 9, 2004, the Enterprise Portfolio merged into the International Portfolio.

INFORMATION REGARDING THE INVESTMENT ADVISORY AGREEMENT

Except  as to the  effective  date  and  compensation,  the  terms  of  the  new
Investment Advisory Agreement between AXA Equitable and MFS for the International Portfolio are substantially similar to those of the old investment advisory agreement between AXA Equitable and SSgA with respect to the Portfolio. The new Investment Advisory Agreement provides that it will remain in effect for its initial term of two years and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The new Investment Advisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the International Portfolio, on sixty days' written notice to AXA Equitable and MFS, or by AXA Equitable or MFS on sixty days' written notice to the Trust and the other party. The agreement also terminates automatically in the event of its assignment or in the event that the Investment Management Agreement between AXA Equitable and the Trust is assigned or terminated for any other reason.

The new Investment Advisory Agreement generally provides that MFS will not be liable for any losses, claims, damages, liabilities or litigation incurred by AXA Equitable or the Trust as a result of any error of judgment or mistake of law by MFS with respect to the International Portfolio, except that nothing in the agreement limits MFS's liability for all losses, claims, damages, liabilities or litigation arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of MFS in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact, or any omission thereof, in the Trust's prospectus, statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the International Portfolio, if such statement or omission was made in reliance upon information furnished by MFS to AXA Equitable or the Trust.

Under the old investment advisory agreement between AXA Equitable and SSgA, dated as of July 9, 2004, SSgA received an advisory fee based on the aggregate assets of the Portfolio equal to the following annual rate: 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.35% of the Portfolio's average daily net assets in excess of $100 million and up to and including $200 million; 0.30% of the Portfolio's average daily net assets in excess of $200 million and up to and including $500 million; and 0.25% of the Portfolio's average daily net assets in excess of $500 million. For the fiscal year ended December 31, 2004, SSgA received $68,064 in advisory fees with respect to the International Portfolio. The old investment advisory agreement between AXA Equitable and SSgA with respect to the International Portfolio was initially approved by the Board of Trustees on December 3, 2003 and by the sole initial shareholder of the Portfolio on July 9, 2004 when the Portfolio commenced operations.

INFORMATION REGARDING THE NEW ADVISER

MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS and its predecessor organizations have a history of money management dating from 1924. As of March 31, 2005, MFS had $144.6 billion in assets under management. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., located at One Sun Life Executive Park, Wellesley Hills, MA 02481, which, in turn, is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, a diversified financial services organization located at 227 King Street South, Waterloo, Ontario, Canada N2J 4C5. Robert C. Pozen is the Chairman of MFS and a director and Chairman of the Board of MFS. Robert J. Manning is a director and the Chief Executive Officer, Chief Investment Officer and President of MFS. The other current directors of MFS are: Martin E. Beaulieu, Robin A. Stelmach,
C. James Prieur, Donald A. Stewart, James C. Baillie, Ronald W. Osborne and William K. O'Brien. The principal business address for each of these individuals is 500 Boylston Street, Boston, Massachusetts 02116.

Barry Dargan will provide the day-to-day portfolio management for the International Portfolio. Mr. Dargan is a Senior Vice President and Portfolio Manager at MFS. He joined MFS in 1996 as an Equity Research Analyst and has been a Portfolio Manager since 2001. His previous experience includes four years as an Executive Director/Head of Global Technology Investment Research for SBC Warburg in Tokyo; four years as Head of Research/Investment Analyst for James Capel in Tokyo; four years as an Investment Analyst for UBS Phillips & Drew in London; and three years as a Chartered Accountant/Auditor for Arthur Anderson & Co. in London.

For its services to the International Portfolio, MFS receives an advisory fee equal to the following annual rate: 0.450% of the Portfolio's average daily net assets up to and including $500 million; 0.400% of the Portfolio's average daily net assets in excess of $500 million and up to and including $1 billion; 0.375% of the Portfolio's average daily net assets in excess of $1 billion and up to and including $2 billion; and 0.350% of the Portfolio's average daily net assets in excess of $2 billion. This advisory fee rate is higher than that paid to SSgA under the old investment advisory agreement. If the new investment advisory agreement with MFS had been in effect for the fiscal year ended December 31, 2004, MFS would have received approximately $237,000 in advisory fees with respect to the International Portfolio, which is approximately 12% higher than the advisory fee paid to SSgA during that fiscal year. AXA Equitable (and not the International Portfolio) is responsible for the payment of the advisory fee to MFS. The management fee for the International Portfolio will not change as a result of the appointment of MFS as the Adviser to the Portfolio.

Information regarding other comparable funds for which MFS serves as an adviser is provided in Appendix A to this Supplement.

MFS also has been retained by AXA Equitable to serve as the Adviser to two other portfolios of the Trust, the EQ/MFS Emerging Growth Companies Portfolio and
EQ/MFS Investors Trust Portfolio, as well as allocated portions of the AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP Large Cap Value Portfolio, each a series of the AXA Premier VIP Trust, and an allocated portion of the AXA Enterprise Multimanager Large Cap Value Fund, a series of the AXA Enterprise Multimanager Funds Trust.

FACTORS CONSIDERED BY THE BOARD IN APPROVING THE NEW INVESTMENT ADVISORY
AGREEMENT

The Board of Trustees, including the Independent Trustees, unanimously approved the proposed Investment Advisory Agreement between AXA Equitable and MFS with respect to the International Portfolio, effective as of July 25, 2005.

In approving the Investment Advisory Agreement, the Board considered the overall fairness of the Investment Advisory Agreement and whether the Agreement was in the best interest of the International Portfolio. In this connection, the Board considered factors it deemed relevant with respect to the Portfolio, including:
(1) the nature, quality and extent of the services to be provided to the Portfolio by the New Adviser and its affiliates; (2) the New Adviser's investment process, personnel and operations; (3) the New Adviser's financial condition; (4) the adequacy of the New Adviser's compliance program and records;
(5) the performance of similar portfolios managed by the New Adviser as compared to an appropriate benchmark and/or peer group; (6) the level of the New Adviser's proposed advisory fee; (7) the anticipated effect of growth and size on the Portfolio's performance and expenses, where applicable; (8) "fall-out" benefits to be realized by the New Adviser and its affiliates (I.E., any direct or indirect benefits to be derived by the New Adviser and its affiliates from the New Adviser's relationship with the Trust); (9) to the extent information was available, the estimated profitability of the New Adviser under its Investment Advisory Agreement; and (10) possible conflicts of interest. In considering the Investment Advisory Agreement, the Board did not identify any single factor or information as all-important or controlling.

In connection with its deliberations, the Board received information from the Manager and the New Adviser regarding the factors set forth above and met with senior representatives of the Manager to discuss the proposed Investment Advisory Agreement. The Independent Trustees were assisted by independent counsel during their deliberations.

The Board, in examining the nature and quality of the services to be provided by the New Adviser to the Portfolio, considered the New Adviser's experience in serving as an investment adviser for portfolios similar to the Portfolio it would advise. The Board noted the responsibilities that the New Adviser would have as an Adviser to the Portfolio. In particular, the Board considered that the New Adviser would be responsible for making investment decisions on behalf of the Portfolio, placing all orders for the purchase and sale of investments for the Portfolio with brokers or dealers, and performing related administrative functions. In addition, the Board reviewed requested information regarding the New Adviser's investment process and the background of the portfolio manager who would provide services to the Portfolio. The Board also reviewed information regarding the adequacy of the New Adviser's compliance program and its results. Further, the Board reviewed financial information regarding the New Adviser.

The Board received information regarding the performance of the similar portfolio advised by the New Adviser relative to its benchmark. In this connection, the Board considered that the similar portfolio outperformed its benchmark in each of the last three calendar years.

In evaluating the New Adviser's proposed compensation, the Board reviewed the proposed fees under the Investment Advisory Agreement and, to the extent information was available, the New Adviser's anticipated costs and profitability in providing services to the Portfolio, including the costs associated with the research and investment processes, personnel, systems and equipment necessary to perform its functions. The Board also reviewed and considered the extent to which the New Adviser's fee schedule provides for breakpoints, that is, a reduction of the applicable advisory fee rate as assets increase. The Board determined that the Manager's management fee and the Portfolio's overall expense ratios, which were not expected to change as a result of the appointment of the New Adviser since its fees are paid by the Manager and not the Portfolio, generally were more significant to the Board's evaluation of the fees and expenses paid by the Portfolio than the New Adviser's costs and profitability. The Board also examined the advisory fees to be paid with respect to the Portfolio in light of the fees paid by the similar portfolio advised by the New Adviser. In this connection, the Board considered that the proposed advisory fee for the Portfolio is lower than the advisory fee for the similar portfolio for which the New Adviser serves as investment adviser.

As part of its evaluation of the New Adviser's compensation, the Board also considered other benefits that may be realized by the New Adviser and its affiliates from the New Adviser's relationship with the Trust. In this connection, the Board noted, among other things, that the New Adviser also serves as an Adviser to five other affiliated portfolios managed by AXA Equitable and receives advisory fees for providing services to those portfolios. The Board also noted that the New Adviser, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions. In this regard, the Board considered the New Adviser's procedures for executing portfolio transactions for the Portfolio and the New Adviser's policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers. In addition, the Board recognized that the New Adviser may be affiliated with registered broker-dealers, which may from time to time receive brokerage commissions from the Portfolio in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with best execution. Finally, the Board recognized that affiliates of the New Adviser may sell, and earn sales commissions from, insurance products, the proceeds of which are invested in the Portfolio.

The Board also considered conflicts of interest that may arise between the Trust and the New Adviser in connection with the services it provides to the Trust and the various relationships that it and its affiliates may have with the Trust. For example, actual or potential conflicts of interest may arise as a result of the New Adviser having responsibility for multiple accounts (including the Portfolio it advises), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the New Adviser has a greater financial incentive, such as a performance fee account. In this connection, the Board also considered the manner in which such conflicts are addressed by the New Adviser.

Based on these considerations, the Board was satisfied that: (1) the Portfolio was reasonably likely to benefit from the nature, quality and extent of the New Adviser's services; (2) the Portfolio was reasonably likely to benefit from the New Adviser's investment process, personnel and operations; (3) the New Adviser has the resources to provide the services and to carry out its responsibilities under its Agreement; (4) the New Adviser has an adequate compliance program; (5) the New Adviser's compensation, including any direct or indirect benefits to be derived by it or its affiliates, is fair and reasonable; and (6) the performance of the New Adviser's similar portfolio generally was reasonable in relation to the performance of its benchmark. Based on the foregoing, the Board, including the Independent Trustees, approved the Investment Advisory Agreement with respect to the Portfolio.

CHANGES TO THE TRUST'S PROSPECTUS

As a result of the appointment of MFS as the Adviser to the Portfolio, the Trust's Prospectus dated May 1, 2005 with respect to the International Portfolio is revised as follows:

THE FIRST SENTENCE OF THE FIRST PARAGRAPH IN THE SECTION OF THE PROSPECTUS CAPTIONED "THE INVESTMENT STRATEGY" WITH RESPECT TO THE INTERNATIONAL PORTFOLIO IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING AND THE LAST SENTENCE OF THE PARAGRAPH IS DELETED:

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies that the Adviser believes offer the potential for above-average earnings growth. The Portfolio generally diversifies its investments among issuers located in European, Australasian and Far East ("EAFE") markets whose securities offer the potential for above-average earnings growth.

THE THIRD PARAGRAPH IN THE SECTION OF THE PROSPECTUS CAPTIONED "THE INVESTMENT STRATEGY" WITH RESPECT TO THE INTERNATIONAL PORTFOLIO IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

The Adviser will provide investment management services, including stock selection, stock weighting and sector weighting, as well as all buy and sell directives with respect to the Portfolio. The Adviser's investment philosophy is that bottom-up, fundamental research is the most reliable method of identifying companies with above average, consistent earnings growth and cash flow. The Adviser will attempt to identify the stocks of companies that exhibit both accelerating earnings and the opportunity for multiple expansion, and is willing to pay higher multiples, but fair prices in its view, for the compounding of earnings that companies with above-average earnings growth provide. Sector and country weightings generally are the residual of the Adviser's bottom-up stock selection process, rather than the result of any top-down macroeconomic outlook.

THE REFERENCE TO "VALUE INVESTING RISK" THAT APPEARS IN THE SECTION OF THE PROSPECTUS CAPTIONED "THE PRINCIPAL RISKS" WITH RESPECT TO THE INTERNATIONAL PORTFOLIO IS DELETED AND REPLACED WITH "GROWTH INVESTING RISK."

THE  INFORMATION  IN THE SECTION OF THE  PROSPECTUS  CAPTIONED  "WHO MANAGES THE
PORTFOLIO" WITH RESPECT TO THE INTERNATIONAL PORTFOLIO IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS and its predecessor organizations have a history of money management dating from 1924. As of March 31, 2005, MFS had $144.6 billion in assets under management.

Barry Dargan is responsible for the day-to-day portfolio management for the Portfolio. Mr. Dargan is a Senior Vice President and Portfolio Manager at MFS. He joined MFS in 1996 as an Equity Research Analyst. His previous experience includes four years as an Executive Director/Head of Global Technology Investment Research for SBC Warburg in Tokyo; four years as Head of
Research/Investment Analyst for James Capel in Tokyo; four years as an Investment Analyst for UBS Phillips & Drew in London; and three years as a Chartered Accountant/Auditor for Arthur Anderson & Co. in London.

                                    * * * * *

PORTFOLIO TRANSACTIONS

To the extent permitted by law and in accordance with procedures established by the Trust's Board of Trustees, the International Portfolio may engage in brokerage transactions with brokers that are affiliates of the Manager or the Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Advisers. For the fiscal year ended December 31, 2004, the International Portfolio paid $18,724 in brokerage commissions to State Street Securities, an affiliate of SSgA, which represented 11.02% of the Portfolio's total brokerage commissions.

CONTROL PERSONS AND PRINCIPAL HOLDERS

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 99% of the Trust's shares as of June 30, 2005. AXA Equitable is organized as a New York stock life insurance company and is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. As a "series" type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each portfolio. As of June 30, 2005, the Trustees and Officers of the Trust owned Contracts entitling them to provide voting instructions in the aggregate with respect to less than one percent of the shares of the International Portfolio.

Appendix B sets forth information regarding the Contractowners who were entitled to give voting instructions with respect to 5% or more of any class of outstanding shares of the Portfolio as of June 30, 2005.



           A COPY OF THE TRUST'S 2005 SEMI-ANNUAL REPORT IS ENCLOSED.

                                                                     APPENDIX A

---------------------------------------------------------------------------------------------------
NAME OF FUND                             NET ASSETS          EFFECTIVE ANNUAL ADVISORY FEE RATE
                                      (AS OF 05/31/05)         (% OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
MFS(R) International Growth Fund        $268,846,859                        0.90%
---------------------------------------------------------------------------------------------------

MFS currently waives fees and reimburses expenses of the fund listed above to the extent necessary to ensure that the fund's "other expenses" do not exceed an annual rate of 0.40% of the fund's average daily net assets.

                                                                                              APPENDIX B

        -------------------------------------------------------------------------------------------------
        CONTRACTOWNER                               SHARES BENEFICIALLY        PERCENT OF OWNERSHIP
                                                   OWNED (AS OF 06/30/05)
        -------------------------------------------------------------------------------------------------
        Mr. Russell Benett                               2,035.490                    7.43%
        880 Old Mill Run
        Ormond Beach, FL 32174-8466
        -------------------------------------------------------------------------------------------------
        Mrs. Barbara S. Amiel                            1,425.314                    5.20%
        7223 W Melinda Ln
        Glendale, AZ 85308-9543
        -------------------------------------------------------------------------------------------------
        Mrs. Veronica A. Sabec                           1,953.081                    7.13%
        8115 N 61st St
        Milwaukee, WI 53223-3503
        -------------------------------------------------------------------------------------------------
        Mr. Scott B. Neilson                             2,836.403                    10.35%
        8508 Bell Grove Way
        Raleigh, NC 27615-3183
        -------------------------------------------------------------------------------------------------
        Mrs. Brenda D. Bickford                          1,693.282                    6.18%
        18957 West Lke Terrace
        Baton Rouge, LA 70817-7595
        -------------------------------------------------------------------------------------------------
        Mrs. Wendolyn J. Wilkins                         1,563.915                    5.70%
        126 Chandler Court
        Sugar Land, TX 77479-5208
        -------------------------------------------------------------------------------------------------
        Mrs. Rosemary Y. Beard                           2,143.582                    7.82%
        5308 Doon St
        Virginia Beach, VA 23464-8124
        -------------------------------------------------------------------------------------------------
        Mr. Matthew J. Harrington                        2,165.876                    7.90%
        9216 Windslow Ct
        N Richland Hills, TX 76180-4362
        -------------------------------------------------------------------------------------------------



                                                        B-1